UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 10, 2012
Date of report (Date of earliest event reported)

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

1-14523 (Commission File Number) 16139 Wyandotte Street Van Nuys, California (Address of Principal Executive Offices)	95-2086631 (IRS Employer Identification No.) 91406 (Zip Code)

(818) 787-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders for Trio-Tech International, Inc. (the “Company”) was held on December 10, 2012. One proposal was submitted to shareholders as described in the Company’s Proxy Statement dated October 19, 2012 and was approved by shareholders at the meeting. The proposal and the results of the shareholder vote are as follows.

1.	The proposal to elect five directors to hold office until the next Annual Meeting of Shareholders was approved based upon the following votes:

	For	Withheld	Broker Non-Votes
Jason Adelman	1,801,882	91,625	1,428,048
Richard Horowitz	1,801,872	91,635	1,428,048
A. Charles Wilson	1,621,074	272,433	1,428,048
S. W. Yong	1,622,350	271,157	1,428,048
Victor Ting	1,621,064	272,443	1,428,048

All of the Company’s nominees were elected, with each nominee receiving a plurality of the votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      December 11, 2012

TRIO-TECH INTERNATIONAL

By: /s/ VICTOR H.M. TING_______
Victor H.M. Ting, Chief Financial Officer
and Vice President (Principal Financial Officer)